LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

                                 [1,474,591,000]
                                   LXS 2005-7N
                            POOL 1 SENIOR TERM SHEET
                     SENIOR / SUBORDINATE REMIC CERTIFICATES
                    AURORA LOAN SERVICES LLC, MASTER SERVICER
                                  TBD, TRUSTEE

------------------ --------------------- -------------------- ----------------- ----------------- ---------------
                                                                                     LEGAL
                       APPROXIMATE             INITIAL             CREDIT            FINAL           EXPECTED
      CLASS            SIZE ($) (1)          COUPON (2)        SUPPORT (%)(3)       MATURITY         RATINGS
------------------ --------------------- -------------------- ----------------- ----------------- ---------------
    1-A1A(4)          [$651,753,000]         1mL + [ ]%           [40.00%]        [12/25/2035]      [AAA/Aaa]
------------------ --------------------- -------------------- ----------------- ----------------- ---------------
    1-A2A(4)          [$233,002,000]         1mL + [ ]%            [TBD%]         [12/25/2035]      [AAA/Aaa]
------------------ --------------------- -------------------- ----------------- ----------------- ---------------
    1-A1B(4)          [$434,502,000]         1mL + [ ]%           [20.00%]        [12/25/2035]      [AAA/Aaa]
------------------ --------------------- -------------------- ----------------- ----------------- ---------------
 1-A3(4) (5) (6)      [$155,334,000]         1mL + [ ]%           [9.50%]         [12/25/2035]      [AAA/Aaa]
------------------ --------------------- -------------------- ----------------- ----------------- ---------------
     Subs(7)             [$TBD]                  NA                  NA                 NA              N/A
------------------ --------------------- -------------------- ----------------- ----------------- ---------------

(1) Sizes are approximate and are subject to a +/- 10% variance.

(2) The Class 1-A1A, Class 1-A2A, Class 1-A1B and Class 1-A3 Certificates (the, "Class A Certificates") will accrue interest at a rate of an index plus a specified spread subject to the Pool 1 Net Funds Cap. The Subordinate Certificates will accrue interest at a rate of One Month LIBOR plus a specified spread subject to the Pool 1 Net Funds Cap. The spread on the Class A Certificates will increase to 2.0 times the stated spread and the spread on the Subordinate Certificates will increase to 1.5 times the stated spread for such class on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(3) The Class A and Subordinate Certificates will have the benefit of credit support provided by (i) overcollateralization and (ii) excess spread. The credit support to the Class 1-A3 Certificates is indicative and subject to change.

(4) Under certain scenarios, when the aggregate balance of the related subordinate certificates is reduced to zero, the related overcollateralization is equal to or less than zero and there is no excess interest, the senior certificates from the related mortgage pool will pay principal sequentially, instead of pro rata.

(5) Ambac Assurance Corporation will guarantee certain interest and principal payments to holders of the Class 1-A3 Certificates.

(6) The Class 1-A3 Certificates will be made up of two components, Component 1-A3A and Component 1-A2B (the "Components"). The holders of the Class 1-A3 Certificates will not have a severable interest in any of its components, but will have an undivided interest in the entire class.

(7) The Subs represent the Subordinate Classes, and along with the Class 1-A2A Certificates, are not offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW

     o The issuer will be Lehman XS Trust, Series 2005-7N and the transaction will be found on Bloomberg under the symbol "LXS".

     o The mortgage loans were originated by IndyMac (68.64%) and Countrywide (31.36%).

     o The collateral of pool 1 will be comprised of 12-month MTA negative amortization ARMs ("Option ARMs"). The Mortgage Loans will have a weighted average Life Ceiling of 10.030%, and will feature a Maximum Negative Amortization Limit of either 115% or 110%.

     o Each Mortgage Loan has either a one month or three month teaser rate that ranges from 0.500% to 4.625%. As of the Statistical Cut-Off Date, approximately 56.93% of the mortgage loans are still in the teaser rate period. Below is a summary of the mortgage loans based on the Statistical Cut-Off Date collateral:

         --------- -------------- -------------------- ----------- -------------- ----------- ---------------
                                                         GROSS          NET         GROSS        WA LIFE
           POOL      LOAN TYPE          BALANCE           WAC           WAC         MARGIN       CEILING
         --------- -------------- -------------------- ----------- -------------- ----------- ---------------
          Pool 1   MTA/Option       $1,629,384,304.27      3.326%         2.942%      3.078%         10.030%
                   ARM
         --------- -------------- -------------------- ----------- -------------- ----------- ---------------

     o After the one to three month teaser rate period, the interest rates on the Mortgage Loans may adjust monthly but their monthly payments and amortization schedules adjust annually and are not subject to periodic caps.

     o All of the loans that were originated by Countrywide and 83.32% of the loans that were originated by IndyMac, the first payment change date will be the first day of the month on which the thirteenth monthly payment is due and every twelve months thereafter. For the remaining 16.68% of the IndyMac loans, the first payment change date will be the first day of the month on which the sixty-first payment is due and every twelve months thereafter. On each payment change date, the payment changes to the fully amortizing amount of the current interest rate, principal balance, and remaining term, subject to the payment cap.

     o On each payment change date (with the exception of each fifth payment change date, the final payment change date and any payment date in which the Maximum Negative Amortization Limit has been reached), any increase in the monthly payment shall be limited to an amount no more than 7.50% of the payment amount (P&I) for the previous period. The monthly payment for each Mortgage Loan is recast every five years without provision for the payment cap.

     o The required monthly payment may also be less than the accrued interest for such Mortgage Loan which, under this instance, negative amortization would occur. In order to keep borrowers informed of how interest rate changes could affect their normal amortization schedule each month, the borrower is provided three Payment Options that are greater than the required minimum monthly payment as follows: (1) the amount that would cover the interest accrual for the month (the interest-only amount); (2) the amount that would amortize the Mortgage Loan fully at the original maturity date (the thirty year fully amortizing amount); and (3) the amount that would amortize the Mortgage Loan to a fifteen year maturity date (the fifteen year fully amortizing amount).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

     o To the extent that the amount of interest calculated for any Class A Certificate is limited by the application of the Pool 1 Net Funds Cap (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of the Basis Risk Shortfall or Unpaid Basis Risk Shortfall with interest thereon at the applicable Interest Rate (calculated without regard to the Pool 1 Net Funds Cap).

     o A swap will be purchased for the benefit of the trust that is intended to help mitigate the basis risk mismatch between One Month LIBOR and 12 Month MTA (Please see page 9 for schedule). The trust will pay to the swap counterparty 12 Month MTA plus a spread and receive One Month LIBOR.

     o 10% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance of the mortgage loans in the related Mortgage Pool is less than 10% of the Cut-Off Date balance.

CREDIT ENHANCEMENT

     o Credit enhancement for the benefit of the Certificateholders will be provided by (1) excess interest, (2) overcollateralization, (3) an interest rate swap and (4) subordination.

     o Realized Losses on the loans in the Mortgage Pool in excess of available overcollateralization and excess interest will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in reverse order of seniority before reducing amounts distributable in respect of the Class A Certificates. The balances of the Class A Certificates will not be reduced by Realized Losses.

     o If losses on the Mortgage Loans are such that the aggregate principal amount of the Subordinate Certificates is reduced to zero and there is no excess interest and overcollateralization, distributions of principal that would otherwise be distributed to the Class 1-A1A, Class 1-A1B, Class 1-A2A and Class 1-A3 Certificates on a pro rata basis will thereafter be distributed sequentially (i) concurrently to the Class 1-A1A and Class1-A1B Certificates, (ii) concurrently to the Class 1-A2A Certificates and Component 1-A2B and (iii) to the Class 1-A3A Certificates, in that order, until the principal amount of each such class is reduced to zero. This sequential ordering rule will continue irrespective of whether there is overcollateralization and excess interest in subsequent periods.

NEGATIVE AMORTIZATION

     o Since the Mortgage Loans are subject to Negative Amortization, the Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to the related Mortgage Pool may be offset by principal prepayments.

     o Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to all of the related Certificates, pro rata, according to their respective principal amount, in reduction of the interest distributable to such Class for such Distribution Date.

--------------------------------------------------------------------------------
       ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE CURRENT COLLATERAL BALANCES AS OF OCTOBER 1, 2005 (THE "STATISTICAL CALCULATION
   DATE") UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE
      SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS
     SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS
Cut-off Date:                 November 1, 2005

Statistical Cut-Off Date:     October 1, 2005

Settlement Date:              November 30, 2005

Distribution Date:            25th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2005

Issuer:                       Lehman XS Trust ("LXS"), Series 2005-7N

Depositor:                    Structured Asset Securities Corporation

Trustee:                      TBD

Pricing Speed:                25% CPR

Master Servicer:              Aurora Loan Services LLC ("ALS")

Certificates:                "Senior Certificates": Class A Certificates

                             "Super Senior Certificates": Class 1-A1A and Class 1-A1B Certificates

                             "Middle Mezzanine Senior Certificates": Class 1-A2A Certificates

                             "Junior Mezzanine Senior Certificates": Class 1-A3 Certificates

                             "Certificates": Senior and Subordinate Certificates

Master Servicer Fee:          The Master Servicer will be paid a monthly fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the mortgage loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:                    Actual/360 for the Class A Certificates

Accrual Period:               The "Accrual Period" applicable to the Class A Certificates with respect to each
                              Distribution Date will be the period beginning on the immediately preceding Distribution
                              Date (or in the case of the first Distribution Date, November 30, 2005) and ending on the day immediately preceding the related Distribution Date.

Settlement:                   The Senior Certificates will settle with accrued interest.

Delay Days:                   0 day delay for the Class A Certificates

Collection Period:            The "Collection Period" with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such
                              Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:                 All the Class A and Subordinate Certificates are book-entry form through DTC.

Minimum Denomination:         Minimum $25,000; increments $1 in excess thereof for the Senior Certificates

Tax Status:                   REMIC for Federal income tax purposes.

SMMEA Eligibility:            The Class A Certificate will be SMMEA eligible.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)
ERISA Eligibility:            The Class A Certificates are expected to be ERISA eligible.

Trigger Event:                A "Trigger Event" will be in effect with respect to any Distribution Date if either a
                              Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution
                              Date.

Delinquency Event:            A" Delinquency Event" will be in effect with respect to any Distribution Date if the
                              Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds TBD% of the Senior Enhancement Percentage for such Distribution Date.

Rolling Three Month
Delinquency Rate:             The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Delinquency Rate:             The "Delinquency Rate" for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures, bankruptcies and
                              REO Properties) as of the close of business on the last day of such month, and the denominator of which is the principal balance of the mortgage loans as of the close of business on the last day of such month.

Cumulative Loss Trigger
Event:                        A "Cumulative Loss Trigger Event" will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the mortgage loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance,
                              exceeds the applicable percentages described below with respect to such Distribution Date:

                         ---------- -------------------------------- ----------------------------------------------------
                           Month           Distribution Date                           Loss Percentage
                         ---------- -------------------------------- ----------------------------------------------------
                           37-48    Dec 2008 to Nov 2009              TBD% for the 1st month + 1/12th of TBD% for each
                                                                                       month therafter
                         ---------- -------------------------------- ----------------------------------------------------
                           49-60    Dec 2009 to Nov 2010              TBD% for the 1st month + 1/12th of TBD% for each
                                                                                       month therafter
                         ---------- -------------------------------- ----------------------------------------------------
                                                                      TBD% for the 1st month + 1/12th of TBD% for each
                           61-72    Dec 2010 to Nov 2011                               month therafter
                         ---------- -------------------------------- ----------------------------------------------------
                           73-84    Dec 2011 to Nov 2012              TBD% for the 1st month + 1/12th of TBD% for each
                                                                                       month therafter
                         ---------- -------------------------------- ----------------------------------------------------
                            85+     Dec 2012 and thereafter                                 TBD%
                         ---------- -------------------------------- ----------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)
Targeted Percentages:         After the Stepdown Date and if a Trigger Event is not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date:

                             ----------- -------------------------------------------------------------
                               Class                            Target Percent
                             ----------- -------------------------------------------------------------
                                                  Pre 12/2011               12/2011 and thereafter
                             ----------- ------------------------------- -----------------------------
                                 A                    TBD%                           TBD%
                             ----------- ------------------------------- -----------------------------
                                Subs                  TBD%                           TBD%
                             ----------- ------------------------------- -----------------------------

                              For the Class A Certificates, before the Distribution Date in December 2011, the target balance is approximately TBD% of the ending collateral balance, and thereafter TBD% of the ending collateral balance. For the Subordinate Certificates, before the Distribution Date in December 2011, the target balance is approximately TBD% of the ending collateral balance, and thereafter TBD% of the ending collateral balance. Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

Pool 1 Net Funds Cap:         The "Pool 1 Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the scheduled interest remittance amount from the Pool 1 Mortgage Loans for such date and (2) 12, and the denominator of which is the balance of Pool 1 Mortgage Loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual
                              Period related to such Distribution Date. The Pool 1 Net Funds Cap will be applicable to the Class A Certificates.

Basis Risk Shortfall:         To the extent that the coupons on the Class A Certificates are limited by the Pool 1 Net
                              Funds Cap, that class will have a "Basis Risk Shortfall" and will be entitled to the amount. If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the Pool 1 Net Funds Cap.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

INTEREST PAYMENT PRIORITY:
--------------------------

On each Distribution Date, the Pool 1 Mortgage Loans' interest remittance amount for such date will be distributed as follows:

     1)  To make payments to the swap counterparty;

     2) To make payments to Ambac, as certificate insurer for the Class 1-A3 Certificates;

     3)  To pay interest pro rata to the Class A Certificates;

     4)  To pay interest to the Subordinate Certificates, in that order; and

     5) All remaining amounts of interest will be used as excess interest for the following:

         a. To build and maintain the overcollateralization amount;

         b. To pay back previous writedown amounts on the Subordinate Certificates.

         c. To pay back Basis Risk Shortfalls, by seniority;

---------------------------------------------------------------------------------------------------------------------
                                              TRANSACTION CONTACTS
------------------------------------ ----------------------------------- --------------------------------------------
MBS TRADING AND STRUCTURING          Khalil Kanaan                       (212) 526-8320
                                     Brendan Garvey                      (212) 526-8320

SYNDICATE                            Kevin White                         (212) 526-9519
                                     Bob Caldwell                        (212) 526-9519
                                     Dan Covello                         (212) 526-9519
                                     Paul Tedeschi                       (212) 526-9519

MBS BANKING                          Mike Hitzmann                       (212) 526-5806
                                     Nick Stimola                        (212) 526-0212
                                     Sam Warren                          (212) 526-1486
------------------------------------ ----------------------------------- --------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY - POOL 1

--------------------------------------------------------------------------------------------------------------------
                                          LXS 2005-7N-COLLATERAL SUMMARY
                                          AS OF STATISTICAL CUT-OFF DATE
--------------------------------------- ----------------------- -------- ----------------- ------------------------
TOTAL NUMBER OF LOANS                                    3,956           OCCUPANCY STATUS

TOTAL OUTSTANDING LOAN BALANCE               $1,629,384,304.27           Primary Home                       90.40%

AVERAGE LOAN PRINCIPAL BALANCE                        $411,877           Investment                          7.24%

PREPAYMENT PENALTY                                      87.74%           Second Home                         2.36%

WEIGHTED AVERAGE COUPON                                 3.326%

WEIGHTED AVERAGE ORIGINAL RATE                          1.276%

WEIGHTED AVERAGE MARGIN                                 3.078%

WEIGHTED AVERAGE ORIGINAL TERM (MO.)                       360           GEOGRAPHIC DISTRIBUTION

WEIGHTED AVERAGE REMAINING TERM (MO.)                      359           (Other states account individually for less than
                                                                         3% of the Cut-off Date principal
                                                                         balance.)
WEIGHTED AVERAGE LOAN AGE (MO.)                              1

CURRENT LTV >80 AND MI                                  90.62%           CA                                 63.67%

WEIGHTED AVERAGE CURRENT LTV                            73.81%           VA                                  6.47%

NON-ZERO WEIGHTED AVERAGE FICO                             707           FL                                  4.27%

PAYMENT CAP                                              7.50%           NJ                                  3.83%

ORIGINAL MONTHS TO RECAST (MO.)                             60
INDEX                                     1-Year MTA (100.00%)
                                              IndyMac (68.64%)
ORIGINATORS                               Countrywide (31.36%)           LIEN POSITION

INITIAL AND SUBSEQUENT CAPS                               none           First                             100.00%


--------------------------------------- ----------------------- -------- ----------------- ------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

SWAP SCHEDULE*

------------------------- --------------------------
   Distribution Date        Swap Notional Amount
------------------------- --------------------------
    January 25, 2006          1,660,854,808.17
   February 25, 2006          1,649,289,509.68
     March 25, 2006           1,638,831,109.13
     April 25, 2006           1,625,615,960.32
      May 25, 2006            1,609,607,475.08
     June 25, 2006            1,590,763,918.00
     July 25, 2006            1,569,111,891.13
    August 25, 2006           1,544,714,277.93
  September 25, 2006          1,517,660,555.84
    October 25, 2006          1,488,027,999.19
   November 25, 2006          1,455,923,044.12
   December 25, 2006          1,421,590,238.86
    January 25, 2007          1,387,204,597.66
   February 25, 2007          1,352,770,631.70
     March 25, 2007           1,318,434,706.30
     April 25, 2007           1,284,207,693.62
      May 25, 2007            1,250,102,833.47
     June 25, 2007            1,216,138,640.91
     July 25, 2007            1,182,335,831.60
    August 25, 2007           1,148,708,571.30
   September 25, 2007         1,115,237,274.93
    October 25, 2007          1,082,113,779.78
   November 25, 2007          1,049,937,460.96
   December 25, 2007          1,018,102,487.55
    January 25, 2008           987,306,980.29
   February 25, 2008           957,486,895.64
     March 25, 2008            928,680,773.15
     April 25, 2008            900,979,378.98
      May 25, 2008             873,395,545.99
     June 25, 2008             846,298,877.50
     July 25, 2008             818,912,887.81
    August 25, 2008            791,815,878.29
  September 25, 2008           765,121,080.90
    October 25, 2008           739,518,804.51
   November 25, 2008           714,833,364.10
 December 25, 2008 and
       thereafter                   0.00
------------------------- --------------------------

*schedule is subject to change

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.